UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   Form 8-K-A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported:) September 9, 1997
                                                        -----------------


                             NORWOOD FINANCIAL CORP.
             (Exact name of Registrant as specified in its Charter)



         Pennsylvania                    0-28366                23-2828306
         ------------                    -------                ----------
         (State or other jurisdiction    (Commission          (IRS Employer
         of incorporation)               File Number)        Identification No.)




         717 Main Street, Honesdale, Pennsylvania                 18341
         ----------------------------------------              ----------
         (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code:    (717)253-1455
                                                              -------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)




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                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 7.   Financial Statements, Pro Forma Financial
                  Information and Exhibits

         (c)      Exhibits:

                  16 Response of S.R. Snodgrass, A.C. regarding Form 8-K-A filed with the Commission on September 30, 1997 (Item
                           4.  Change in Registrant's Certifying Auditors).

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      NORWOOD FINANCIAL CORP.


Date:    October 2, 1997              By:      /s/Lewis J. Critelli
         ---------------                       -------------------------------
                                               Lewis J. Critelli
                                               Senior Vice President and Chief
                                               Financial Officer